UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05631

Lee Financial Mutual Fund, Inc.
(Exact name of registrant as specified in charter)

3113 Olu Street
Honolulu, HI  96816
(Address of principal executive offices) (Zip code)

Nancy P. O'Hara
Drinker Biddle & Reath LLP
One Logan Square
Suite #2000
Philadelphia, PA  19103-6996
(Name and address of agent for service)

Registrant's telephone number, including area code:  808-988-8088

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2015

Item 1.  Reports to Stockholders.

Since 2011

Lee Financial Tactical Fund
LOVIX

ANNUAL REPORT

September 30, 2015

Lee Financial Tactical Fund

November 11, 2015

Dear fellow shareholder,

On June 10, 2011 the Lee Financial Tactical Fund ("Fund") commenced operations as a new series of Lee Financial Mutual Fund, Inc. The investment objective of the Fund is to achieve long-term capital appreciation and preservation of capital while lowering volatility.

In the past year we have experienced increased volatility in global equity markets.  In our opinion, this volatility has created concern for some investors as to the risks associated with the equity markets. We believe that stocks are still attractive investments and investors who are investing for the long term should focus on long term returns and not be overly concerned with short term market fluctuations.  We continue to believe that a defensive strategy which places a special focus on investing in companies with strong financials and business models that seek to be positioned for future growth is a major priority. We also believe that managing portfolio risk through diversification and asset allocation is still the best way to approach these markets.

During the fiscal year ended September 30, 2015 there were increased geopolitical tensions around the globe along with declines in overseas markets and oil prices.  Corporate actions and commentary from the Federal Reserve Open Market Committee ("FOMC") dominated the U.S. stock market.  China flexed its military muscle in the international waters of the South China Sea by transforming reefs into artificial islands and building airfields and other facilities under the guise of protecting the reefs and providing maritime services to China's commercial activities.  Russia has been building nationalistic military pride by joining forces with Syria and fighting against rebels and ISIS.  One of the most unforeseen events was the plunge in oil prices from $90/barrel to $45/barrel which was caused by oversupply from fracking and OPEC.  This dramatic price drop hurt many oil companies who had budgeted $100/barrel oil and exposed the massive amount of debt that was driving the industry.  Chinese stocks started the year off strong then worries about high valuations and rampant speculation pushed the Shanghai stock index down.  The Chinese Central Bank used every tool at its disposal to prevent a major correction which seems to have worked.

With low borrowing rates, a majority of companies in the S&P 500 Index continued to announce corporate buybacks, where a company decreases the amount of outstanding shares to boost its stock price.  But in our opinion, this practice takes the focus away from corporate earnings while creating risk as companies may not be able to service their increasing debt.

U.S. investors were very uncertain about the FOMC and its intention to raise interest rates from record low levels.  FOMC commentary has been at times contradictory, but at this point it appears to us that investors seem to be comfortable with the idea of a raise in interest rates.

U.S. employment figures were showing growth with non-farm payrolls growing each month and the unemployment rate dropping to 5.10% at September 30, 2015.  Despite the many headwinds faced by the U.S. economic recovery, the S&P 500 Index began the period at 1972.29 and closed at 1920.03 on September 30, 2015.

The Fund had a net asset value ("NAV") of $11.85 on October 1, 2014 and a NAV of $10.60 on September 30, 2015, which resulted in a -5.10% total return for the one year period. For the one year period ended September 30, 2015, the Fund's benchmark index, the S&P 500 Index, had a total return of  -0.61%.  The Fund had net assets of $39.6 million as of the beginning of the fiscal year and with an increase of 15.4%, ended the fiscal year with $45.7 million in net assets.

The Fund continues to utilize structured notes defensively and also in an effort to reduce market volatility. Three structured notes matured during the past fiscal year, all with positive returns.  At the end of the reporting period, the Fund held 4.41% of its net assets in structured notes.

CATEGORY ALLOCATION (% of Net Assets)
September 30, 2015

At September 30, 2015, the top five categories as a percentage of net assets were:  Information Technology (15.67%), Consumer Staples (14.38%), Financials (13.28%), Consumer Discretionary (12.60%), and Health Care (11.71%).

Detracting from the Fund's relative results was underperformance of the Consumer Discretionary, Financial and Telecommunication sectors, whereas the Consumer Staples, Information Technology and Energy sectors contributed positively.

On December 19, 2014 there was a capital gain distribution of $0.702 per share and income distribution of $0.003 per share.  The Fund is not anticipating a capital gain distribution for the 2015 calendar year.  The Fund does anticipate an income distribution prior to the end of the 2015 calendar year.

On the following pages you will find the Fund's September 30, 2015 Annual Report.  If you have any questions or would like us to provide information about the Fund to your family or friends, please call us at (808) 988-8088 or (800) 354-9654.

Thank you for investing in the Lee Financial Tactical Fund. On behalf of the staff and management of Lee Financial Group Hawaii, Inc., I would like to wish you and your family a safe and happy holiday season.

Warmest Aloha,

Terrence K.H. Lee
President and CEO

Before investing, read the prospectus carefully.  Please carefully consider the Fund's investment objective, risks, and charges and expenses before investing.  The prospectus contains this and other information about the Fund.  This Annual Report must be accompanied or preceded by a prospectus.

1

The Fund's yield, share price and investment return fluctuate so that you may receive more or less than your original investment upon redemption.  Low volatility investing does not guarantee a profit or protect against a loss in a generally declining market.  Past performance is no guarantee of future results.  The Fund is a series of Lee Financial Mutual Fund, Inc.

Mutual fund investing involves risks.  Principal loss is possible.  The Lee Financial Tactical Fund's investments in structured notes may subject the Fund to greater interest rate, credit and counterparty risks and costs than traditional equity funds.  The price of structured notes may be volatile and they may have a limited trading market, making it difficult to value or sell them.  Structured notes are also subject to risks of debt instruments, including interest rate and call risks, but may have a greater risk of loss than a typical debt security of the same maturity and credit quality.  In exchange for the issuer's guarantee of full or partial payment of principal on maturity, the upside return the Fund could achieve on its investment may be capped or limited and the issuer's guarantee is generally available only if the Fund holds the structured note to maturity.  The Fund may also invest in options which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities.  The Fund may also invest in foreign securities which, especially in emerging markets, involve greater volatility and political, economic, regulatory and currency risks and differences in accounting methods.  The Fund may invest in small, mid or large companies. Investment in smaller companies involves additional risks such as limited liquidity and greater volatility than larger companies. The Fund's investments in other investment companies, including exchange traded funds, subjects the Fund to those risks affecting that investment company, including a possible decrease in the value of the underlying securities.  The Fund will also incur brokerage costs when it purchases exchange traded funds and will incur its pro rata share of the underlying investment company's expenses.  Writing call options is a highly specialized activity which involves greater liquidity, counterparty and equity price risks.  The Fund may invest in exchange traded notes which are subject to credit risk and the value of the exchange traded note may decline due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged.  This is not a complete list of risks that may affect the Fund.  For additional information concerning the risks applicable to the Fund, please see the Fund's prospectus.

Lee Financial Securities, Inc./Distributor
November 27, 2015

This Annual Report may contain certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the predictions and expectations of Lee Financial Group Hawaii, Inc., the Fund's investment manager (the "Investment Manager") concerning certain future events, such as performance of the economy, changes in interest rates and other factors that may impact the performance of the Fund. The Investment Manager believes that these forward looking statements are reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

2

LEE FINANCIAL TACTICAL FUND

The graph above compares the increase in value of a $10,000 investment in the Fund with the performance of the S&P 500 Index.  The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investment strategies and techniques pursued by the investment manager that materially affected the performance of the Fund.  The S&P 500 Index reflects reinvestment of dividends but not the expenses of the Fund.  It is not possible to invest directly in an index.  The return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Past performance is not indicative of future results.  The performance reflects fee waivers in effect and would have been lower in their absence.  Current performance may be higher or lower than the total return shown.  Please call the Fund at (808) 988-8088 or (800) 354-9654 to obtain the most recent month-end returns.  The total returns are before taxes on distributions or redemptions of Fund shares.  The Fund's annual operating expense ratio, as stated in the current prospectus dated February 1, 2015, is 1.73% before fee waivers, and 1.38% after fees waivers*.  This rate can fluctuate and may differ from the expense ratio for the most recently completed period disclosed in the "Financial Highlights" portion of this Annual Report.

*	The Investment Manager has voluntarily agreed to waive 0.35% of its 1.00% management fees included in the Expense Ratio above. This management fee waiver will be in effect through January 31, 2016.

3

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur the following costs:

•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds.  The table assumes a $1,000 investment held for the period indicated.

Actual Fund Expenses
The first line (Actual) for the share class listed in the table below provides actual account values and expenses.  The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps.  Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, the $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading "Expenses Paid During Period."
If expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds.  This information may not be used to estimate the actual ending account balance or expenses you paid during the period.  The hypothetical "Ending Account Value" is based on the actual expense ratio for the share class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return.  The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario.  You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs.  Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.  Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Expenses Paid During Period* 04/01/15 - 09/30/15
Lee Financial Tactical Fund Investor Class
Actual	$1,000.00	$894.50	$5.74
Hypothetical	$1,000.00	$1,019.01	$6.12

*
Expenses are equal to the annualized expense ratio (1.21%), which is net of fee waivers, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

4

TAIT, WELLER & BAKER LLP
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Lee Financial Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Lee Financial Tactical Fund, a series of Lee Financial Mutual Fund, Inc., including the schedule of investments, as of September 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period June 10, 2011 (commencement of operations) through September 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund's management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lee Financial Tactical Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period June 10, 2011 through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 23, 2015

5

LEE FINANCIAL TACTICAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

COMMON STOCK – 86.22%
	Shares	Value
CONSUMER DISCRETIONARY – 12.60%
Hanesbrands Inc.	36,000	$1,041,840
The Home Depot, Inc.	15,500	1,790,095
Kohl's Corporation	27,300	1,264,263
Under Armour, Inc. (a)	17,150	1,659,777
		5,755,975

CONSUMER STAPLES – 14.38%
CVS Health Corporation	24,600	2,373,408
Costco Wholesale Corporation	18,100	2,616,717
The Procter & Gamble Company	22,000	1,582,680
		6,572,805

ENERGY – 7.26%
Exxon Mobil Corporation	25,000	1,858,750
Phillips 66	19,000	1,459,960
		3,318,710

FINANCIALS – 13.28%
The Goldman Sachs Group, Inc.	11,800	2,050,368
The PNC Financial Services Group, Inc.	15,400	1,373,680
Starwood Property Trust, Inc.	59,500	1,220,940
Welltower Inc.	21,000	1,422,120
		6,067,108

HEALTH CARE – 11.71%
Amgen Inc.	9,000	1,244,880
Anthem, Inc.	10,000	1,400,000
Express Scripts Holding Company (a)	16,500	1,335,840
Teva Pharmaceutical Industries Ltd. - ADR	24,250	1,369,155
		5,349,875

See accompanying notes to financial statements.
6

LEE FINANCIAL TACTICAL FUND

SCHEDULE OF INVESTMENTS – (Continued)

September 30, 2015

	Shares	Value
INDUSTRIALS – 3.31%
Raytheon Company	13,850	1,513,251
		1,513,251

INFORMATION TECHNOLOGY – 15.67%
Alphabet Inc. (a)	3,710	2,368,353
Apple Inc.	20,400	2,250,120
Cognizant Technology Solutions Corporation (a)	14,700	920,367
FireEye, Inc. (a)	31,300	995,966
International Business Machines Corporation	4,300	623,371
		7,158,177

MATERIALS – 3.11%
Nucor Corporation	37,900	1,423,145
		1,423,145

TELECOMMUNICATION SERVICES – 4.90%
Verizon Communications	51,500	2,240,765
		2,240,765

Total Common Stocks (Cost $37,780,608)		$39,399,811

See accompanying notes to financial statements.
7

LEE FINANCIAL TACTICAL FUND

SCHEDULE OF INVESTMENTS – (Continued)

September 30, 2015

	Shares	Value
STRUCTURED NOTES – 4.41%
Credit Suisse Capped Buffered Return Equity Securities Linked to the Russell 2000® Index due 02/15/2017 (a) Return at maturity of 100% of the appreciation, if any, of the Russell 2000® Index up to cap of 15.20% and losses of 100% of the depreciation of the Russell 2000® Index in excess of 15%.	500,000	$455,300

Deutsche Bank Capped Buffered Notes Linked to the S&P 500® Index due 08/12/2016 (a) Return at maturity of 100% of the appreciation, if any, of the S&P 500® Index up to cap of 12.30% and losses of 100% of the depreciation of the S&P 500® Index in excess of 12%.	300,000	288,000

Deutsche Bank Uncapped Buffered Notes Linked to the EURO STOXX 50® Index due 09/08/2016 (a) Return at maturity of 100% of the appreciation, if any, of the EURO STOXX 50® Index and losses of 100% of the depreciation of the EURO STOXX 50® Index in excess of 10%.	500,000	490,650

JP Morgan Chase & Co. Capped Buffered Return Enhanced Notes Linked to the Russell 2000® Index due 12/15/2015 (a) Return at maturity of 150% of the appreciation, if any, of the Russell 2000® Index up to cap of 9.70% and losses of 100% of the depreciation of the Russell 2000® Index in excess of 10%.	800,000	781,440

Total Structured Notes (Cost $2,100,000)		$2,015,390

See accompanying notes to financial statements.
8

LEE FINANCIAL TACTICAL FUND

SCHEDULE OF INVESTMENTS – (Continued)

September 30, 2015

	Shares	Value
MONEY MARKET FUND – 7.88%
Federated Government Obligation-I	3,598,381	$3,598,381
Money Market Fund (Cost $3,598,381)		$3,598,381

Total Investments (Cost $43,478,989) (b)	98.51%	45,013,582
Other Assets Less Liabilities	1.49%	679,461
Net Assets	100.00%	$45,693,043

(a)	Non-Income producing security.
(b)	Aggregate cost for federal income tax purposes is $43,589,963.

At September 30, 2015, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Gross unrealized appreciation	$3,491,830
Gross unrealized (depreciation)	(2,068,211)
Net unrealized appreciation	$1,423,619

See accompanying notes to financial statements.
9

LEE FINANCIAL TACTICAL FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

Tactical Fund
ASSETS
Investments at market value (Identified cost $43,478,989) (Note 1 (A))	$45,013,582
Receivable for investment securities sold	620,966
Income receivable	42,715
Subscriptions receivable	52,545
Other assets	29,658
Total assets	45,759,466

LIABILITIES
Management fee payable	24,678
Administration fee payable	759
Distribution plan payable	2,076
Shareholder servicing fee payable	3,797
Transfer agent fee payable	2,278
Chief Compliance Officer fee payable	1,826
Director's fee payable	949
Director's expense payable	1,107
Accrued expenses	28,953
Total liabilities	66,423

NET ASSETS	$45,693,043
(Applicable to 4,309,765 shares outstanding, $.01 par value, 20,000,000 shares authorized)

NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE, INVESTOR CLASS SHARES	$10.60

NET ASSETS
At September 30, 2015, net assets consisted of:
Paid-in capital	$44,763,250
Undistributed net investment income	265,008
Accumulated net realized (loss) on investments	(869,808)
Net unrealized appreciation	1,534,593
$45,693,043

See accompanying notes to financial statements.
10

LEE FINANCIAL TACTICAL FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2015

Tactical Fund
INVESTMENT INCOME
Dividend Income (Foreign tax withheld $12,545)	$834,610
Interest income	448
Total investment income	835,058

Expenses
Management fee (Note 2)	455,013
Distribution costs (Notes 2 and 3)	23,557
Transfer agent fee (Note 2)	27,300
Shareholder services fee (Note 2)	45,501
Administration fee (Note 2)	9,099
Accounting fee	43,278
Legal and audit fees	39,765
Printing	3,040
Custodian fee	7,341
Registration fee	26,976
Chief Compliance Officer fee (Note 2)	20,792
Director's fee	4,387
Director's expenses	2,610
Insurance fee	2,328
Mailing fee	4,704
Total expenses	715,691
Management fees waived	(159,254)
Net Expenses	556,437

Net investment income	278,621

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss) on transactions from:
Investments	(314,865)
Net change in unrealized appreciation (depreciation) on transactions from:
Investments	(2,869,063)
Net realized and unrealized (loss) on investments	(3,183,928)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,905,307)

See accompanying notes to financial statements.
11

LEE FINANCIAL TACTICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For The Year Ended September 30, 2015	For The Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment income gain	$278,621	$10,784
Net realized (loss) gain on investments	(314,865)	2,645,641
(Decrease) Increase in unrealized appreciation of investments	(2,869,063)	2,669,929
Net (decrease) increase in net assets resulting from operations	(2,905,307)	5,326,354

Distributions to shareholders from:
Net investment income
Investor Class ($0.00++ and $0.01 per share, respectively)	(10,827)	(29,513)
Capital gains
Investor Class ($0.70 and $1.02 per share, respectively)	(2,454,630)	(3,350,110)
Total distributions to shareholders	(2,465,457)	(3,379,623)

Capital share transactions (a)
Increase in net assets resulting from capital share transactions	11,495,051	481,996
Total increase in net assets	6,124,287	2,428,727

NET ASSETS
Beginning of year	39,568,756	37,140,029
End of year (including undistributed net investment income (loss) of $265,008 and $(2,997), respectively)	$45,693,043	$39,568,756

(a)	Summary of capital share activity follows:

	Investor Class		Investor Class
	For The Year Ended September 30, 2015		For The Year Ended September 30, 2014
	Shares	Value	Shares	Value
Shares sold	1,241,660	$14,664,504	611,449	$7,148,960
Shares issued on reinvestment of distributions	212,539	2,465,457	305,572	3,379,623
	1,454,199	17,129,961	917,021	10,528,583
Shares redeemed	(483,684)	(5,634,910)	(877,261)	(10,046,587)
Net increase	970,515	$11,495,051	39,760	$481,996

++	Less than $0.01 per share.

See accompanying notes to financial statements.
12

LEE FINANCIAL TACTICAL FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year and period)

	INVESTOR CLASS

	Years and Period Ended September 30,
	2015		2014	2013	2012	2011*
Net asset value
Beginning of period	$11.85		$11.26	$10.42	$9.17	$10.00

Income from investment operations
Net investment income (loss)	0.07		0.00	0.03	(0.01)	(0.03)
Net gain (loss) on securities (both realized and unrealized)	(0.62)		1.62	0.93	1.26	(0.80)
Total from investment operations	(0.55)		1.62	0.96	1.25	(0.83)

Less distributions
Dividends from net investment income	(0.00	) ++	(0.01)	(0.02)	—	—
Distributions from capital gains	(0.70)		(1.02)	(0.10)	—	—
Total distributions	(0.70)		(1.03)	(0.12)	—	—

End of Period	$10.60		$11.85	$11.26	$10.42	$9.17

Total return	-5.10%		15.05%	9.34%	13.63%	-8.30	%+

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$45,693		$39,569	$37,140	$30,695	$20,910

Ratio of expenses to average net assets before fee waivers (a)	1.57%		1.68%	1.77%	1.93%	2.28	%**

Ratio of expenses to average net assets after fee waivers (a)	1.22%		1.33%	1.42%	1.77%	2.28	%**

Ratio of net investment income to average net assets before fee waivers (a)	0.26%		-0.32%	-0.08%	-0.30%	-1.58	%**

Ratio of net investment income to average net assets after fee waivers (a)	0.61%		0.03%	0.27%	-0.14%	-1.58	%**

Portfolio turnover	104.02%		68.25%	228.93%	81.84%	18.42	%+

*	Commenced operations June 10, 2011.
**	Annualized.
+	Not annualized.
++	Less than $0.01 per share.
(a)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes to financial statements.
13

LEE FINANCIAL TACTICAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

(1)	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Lee Financial Tactical Fund ("Fund") is a series of Lee Financial Mutual Fund, Inc. which is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Lee Financial Mutual Fund, Inc. currently has two investment portfolios, including the Fund which is currently offering one Class of Shares: Investor Shares.

The investment objective of the Fund is to achieve long-term capital appreciation and preservation of capital while lowering volatility. The Fund seeks to achieve its objective by normally investing primarily in equity securities of U.S. companies and allocating a portion of total assets to structured notes. The Fund also may invest in exchange traded funds ("ETFs") that invest in domestic or foreign securities, foreign securities, real estate investment trusts, fixed income securities, short-term debt instruments, cash and cash equivalents, such as money market funds, and convertible bonds and convertible preferred stock. It also may write and purchase covered call and put options.

Structured notes are specially designed debt instruments whose principal and interest payments are linked to, and whose values rise or fall in response to, the value of an index, basket of securities, interest rate benchmark or other financial asset. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security. The price of structured notes may be volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In exchange for the issuer's guarantee of full or partial payment of principal on maturity, the upside return the Fund could achieve on its investment may be capped or limited and the issuer's guarantee is generally available only if the Fund holds the structured note to maturity. There may be higher fees and costs associated with structured notes than other types of investments. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time. Structured notes are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

The Fund may write (sell) covered call options on securities. If the option is exercised by the purchaser prior to the expiration, the Fund is required to deliver the underlying security against payment of the exercise price. Writing call options is a highly specialized activity and entails greater than ordinary investment risks. The successful use of options depends in part on the future price fluctuations and the degree of correlation between the options and the securities markets. The value of the Fund's positions in options will fluctuate in response to changes in the value of the underlying security or index, as applicable. Portfolio assets covering written options cannot be sold while the option is outstanding, unless replaced with similar assets. As a result there is a possibility that segregation of a large percentage of the Fund's assets could affect its portfolio management as well as the ability of the Fund to meet redemption requests or other current obligations. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies. Over-the-counter options may be considered illiquid and are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. The Fund did not enter into any options transactions during the annual period ended September 30, 2015.

The Fund's investments in other investment companies subjects it to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. The Fund will incur its pro rata share of the underlying investment company's expenses. The Fund may purchase ETFs which may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.
14

LEE FINANCIAL TACTICAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

The Fund may invest in exchange-traded notes ("ETNs"), which are a type of unsecured, unsubordinated debt security. ETNs are traded on a major exchange, but investors may also hold the ETN until maturity. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by the length of time to maturity, supply and demand, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged.

The Fund may purchase fixed income securities which will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

(A)	SECURITY VALUATION

Portfolio securities that are fixed income (debt) securities are valued by an independent pricing agent using methodologies that it believes are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques designed to identify market values for such securities, in accordance with procedures established in good faith by the Board of Directors. Structured notes are valued at the closing price or evaluated bid as provided daily by independent pricing agents. Equity securities listed on a securities exchange or an automated quotation system for which quotations are readily available will be valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the closing bid price. Securities traded over-the-counter will be valued at the last reported sale price on the Nasdaq Trade Reporting Facility, Alternative Display Facility or other facility that reports trades of over-the-counter securities. If there is no such reported sale on the valuation date, over-the-counter securities will be valued at the most recently quoted bid price. Nasdaq listed securities are valued at the Nasdaq Official Closing Price. Options listed for trading on a securities exchange or board of trade will be valued at the last quoted sale price or, in the absence of a sale, at the mean of the closing bid and ask prices. In the absence of a last quoted sales price or mean price, options are valued at the closing ask price (for short positions). Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value. Exchange-traded open-end investment companies, closed-end investment companies and notes are priced as equity securities. Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such securities will be valued at their most recent closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund's net asset value ("NAV") calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund's approved independent pricing agents. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.
15

LEE FINANCIAL TACTICAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

Securities for which market quotations are not readily available or for which available prices are believed to be suspect will be valued at "fair value" using methods determined in good faith by or at the direction of the Board of Directors. For these purposes, "fair value" means the price that the Investment Manager reasonably expects the Fund could receive from an arm's-length buyer upon the current sale of the securities within seven (7) days, after considering all appropriate factors and indications of value available to them. Such value will be cost if the Investment Manager determines such valuation is appropriate after considering a multitude of factors in accordance with established procedures.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. generally accepted accounting principles ("GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in/out changing an investment's assigned level within the hierarchy.

The following is a description of the valuation techniques applied to the Fund's major categories of financial instruments measured at fair value on a recurring basis:

Common Stocks, Exchange–Traded Funds and Exchange–Traded Notes, to the extent these securities are actively traded and valuation adjustments are not applied, are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy.
16

LEE FINANCIAL TACTICAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

Structured Notes are categorized in Level 2 of the fair value hierarchy.

Investment in registered open-end investment management companies are categorized as Level 1 of the fair value hierarchy.

Options listed for trading on a securities exchange or board of trade, and which are actively traded, are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used in valuing the Fund's investments, as of September 30, 2015. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$39,399,811	$-0-	$-0-	$39,399,811
Structured Notes	$-0-	$2,015,390	$-0-	$2,015,390
Money Market Fund	$3,598,381	$-0-	$-0-	$3,598,381
Total Investments	$42,998,192	$2,015,390	$-0-	$45,013,582

There were no transfers in to and out of Levels 1 and 2 during the current period presented.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value during the course of the September 30, 2015 period.

Structured Notes at Value
Balance as of 09/30/2014	$-0-
Realized gain (loss)	$-0-
Change in unrealized appreciation (depreciation)	$-0-
Purchases (sales)	$1,600,000
Transfers in and/or (out) of Level 3	$(1,600,000)
Balance as of 09/30/2015	$-0-
17

LEE FINANCIAL TACTICAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

(B)	FEDERAL INCOME TAXES

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute their taxable income, if any, to their shareholders. Therefore, no federal income tax provision is required.

The Fund has reviewed all open tax years for all major jurisdictions, which is the Federal jurisdiction, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2015, open Federal tax years include the tax year ended September 30, 2012 through 2015. The Fund has no examination in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to regulated investment companies such as the Fund, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. At September 30, 2015, the Lee Financial Tactical Fund did not have any capital loss carryforwards.

The Fund incurred net capital losses of $758,834 after October 31, 2014. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

(C)	SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. The Fund intends to pay income dividends at least annually.

(D)	USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(E)	SHARE VALUATION

The net asset value per share for the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding.
18

LEE FINANCIAL TACTICAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

(2)	INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Lee Financial Group Hawaii, Inc. ("LFG") provides the Fund with management and administrative services pursuant to a management agreement and administrative services agreement, respectively.

In accordance with the terms of the management agreement and of the administrative services agreement, LFG receives compensation at the annual rate of 1.00% and up to 0.05% of the Fund's average daily net assets, respectively. The Investment Manager has voluntarily agreed to waive 0.35% of its 1.00% management fees through January 31, 2016. For the period ended September 30, 2015, the Fund was allocated, and paid LFG, $20,792 for the Chief Compliance Officer fee.

The Fund's distributor, Lee Financial Securities, Inc. ("LFS"), a wholly-owned subsidiary of LFG, did not receive any compensation for costs incurred in connection with the sale of the Fund's shares (See Note 3).

Lee Financial Recordkeeping, Inc. ("LFR"), a wholly-owned subsidiary of LFG, serves as the transfer agent for the Fund. In accordance with the terms of the transfer agent agreement, LFR receives compensation at the annual rate of 0.06% of the Fund's average daily net assets. LFR has delegated certain of its duties and responsibilities to Ultimus Fund Solutions, LLC as sub-transfer agent. LFR also provides the Fund with certain clerical, bookkeeping and shareholder services pursuant to a service agreement approved by the Fund's directors. As compensation for these services LFR receives a fee, computed daily and payable monthly, at an annualized rate of 0.10% of the Fund's average daily net assets.

Certain officers and directors of the Fund are also officers of LFG, LFS and LFR.

(3)	DISTRIBUTION COSTS

The Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, adopted a distribution plan pursuant to Rule 12b-1 of the Act. Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

The Plan provides that the Lee Financial Tactical Fund Investor Class may incur certain costs, which may not exceed 0.25% per annum of the Fund's average daily net assets, for payment to the distributor for items such as advertising expenses, selling expenses, commissions or travel, reasonably intended to result in sales of shares of the Fund.

(4)	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities aggregated $50,500,932 and $42,527,832, respectively, for the Fund during the period October 1, 2014 through September 30, 2015.

19

LEE FINANCIAL TACTICAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

(5)	TAX COMPONENTS OF CAPITAL AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and 2014 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total Distributions
Lee Financial Tactical Fund
2015	$545,201	$1,920,256	$2,465,457
2014	$1,282,525	$2,097,098	$3,379,623

The tax character of distributable earnings at September 30, 2015 were as follows:

	Undistributed Net Investment Income	Undistributed Capital Gains	Capital Loss Carryforwards	Post October Losses	Unrealized Gain/ (Loss)*	Total Distributable Earnings
Lee Financial Tactical Fund	$265,008	$—	$—	$(758,834)	$1,423,619	$929,793

*	The difference between book basis and tax basis unrealized appreciation is attributable to wash sales.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary difference relates to tax adjustments related to the redesignation of the character of dividends for tax purposes. For the year ended September 30, 2015, the Lee Financial Tactical Fund's undistributed net investment income was increased by $211 and accumulated net realized loss on investments was decreased by $211.

(6)	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Fund's management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

(7)	SUBSEQUENT EVENTS DISCLOSURE

In preparing the Fund's financial statements as of September 30, 2015, the Fund's management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.
20

LEE FINANCIAL MUTUAL FUND, INC.
BOARD OF DIRECTORS AND OFFICERS (Unaudited)

Overall responsibility for management of Lee Financial Mutual Fund, Inc., (the "Company") rests with the Board of Directors. Each Director serves during the lifetime of the Company and until its termination, or until the Director's death, resignation, retirement or removal. The Directors, in turn, elect the officers of the Company to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Director and officer of the Company. Unless otherwise indicated below, the address of each Director and Officer is c/o Lee Financial Group Hawaii, Inc., 3113 Olu Street, Honolulu, HI 96816.

Name, Age and Address	Position & Office With the Company	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Company Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Clayton W.H. Chow (63)	Director	Unlimited Term 27 years	Retired; March 2012-August 2014, Sales Manager, Estes Express; April 2010 –January 2012, Sales Consultant, Henry Schein Dental; prior to April 2010, Office Technology Specialist, Xerox Corporation, and Account Executive, Roadway Express	2	None
Lynden M. Keala (61)	Director	Unlimited Term 26 years	February 2014–Present, Account Executive, American Solutions for Business; September 2005-January 2014, Account Executive, Workflow One (formerly The Relizon Company)	2	None
Stuart S. Marlowe (75)	Director	Unlimited Term 27 years	Owner, Surfside Sales and Marketing (Sales and marketing of music for the State of Hawaii)	2	None
Karen T. Nakamura (71)	Director	Unlimited Term 18 years	January 2015-Present, Karen T. Nakamura Associates, Partner; December 2000-Present, Vice President, Wallpaper Hawaii, Ltd.; December 1998-December 2014, CEO, Building Industry Association of Hawaii	2	None
Kim F. Scoggins (68)	Director	Unlimited Term 18 years	Vice President & Division Manager, Colliers International HI, LLC	2	None
INTERESTED DIRECTORS
Terrence K.H. Lee (58)	Director, Chairman, President and CEO	Unlimited Term 27 years	Director, President and CEO, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.	2	None
OFFICERS
Nora B. Foley (55)	Treasurer (Since October 2004), Chief Compliance Officer (Since October 2004), Assistant Secretary (Since July 2002)		Vice President, CCO, CFO, and Treasurer Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
Charlotte A. Meyer (62)	Assistant Treasurer (Since October 2004)		Director, Assistant Treasurer and Vice President, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
Lugene Endo Lee (59)	Secretary (Since July 1991)		Director, Secretary and Vice President, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.

Terrence K.H. Lee and Lugene Endo Lee are husband and wife.
Terrence K.H. Lee is an interested person of the Company by virtue of his relationship as a director, officer and shareholder of the Fund's investment manager, as a director and officer of the Fund's principal underwriter and transfer agent and because he has had a material and professional relationship with the Company for the last two completed calendar years.

*	Each Company director oversees two portfolios of the Company that are currently offered for sale.

Additional information about members of the Board of Directors and executive officers is available in the Fund's Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call (808) 988-8088.
21

LEE FINANCIAL TACTICAL FUND (Unaudited)

Shareholder Information
Household Delivery of Shareholder Documents: Only one Prospectus, Annual and Semi-Annual Report will be sent to shareholders with the same last name and address on their Fund account, unless you request multiple copies. If you would like to receive separate copies, please call us at (808) 988-8088. We will begin sending you additional copies within 30 days. If your shares are held through a service provider, please contact them directly.

Business Continuity Plan Summary Disclosure Statement: Lee Financial Mutual Fund, Inc., Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc. and Lee Financial Recordkeeping, Inc. have developed Business Continuity Plans on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. Contacting Us - If after a significant business disruption you cannot contact us as you usually do at (808) 988-8088, you should go to our website at www.LeeHawaii.com. Please visit our website at www.LeeHawaii.com for the Business Continuity Plan Disclosure Statement.

Proxy Voting Policies and Procedures
The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may request copies of the Policies free of charge by calling (808) 988-8088 or by sending a written request to Lee Financial Group Hawaii, Inc., 3113 Olu Street, Honolulu, HI 96816. Copies of the Fund's proxy voting records are posted on the Securities and Exchange Commission's website at www.sec.gov and the Fund's website at www.LeeHawaii.com and reflect the 12-month period beginning July 1, 2014 and ending June 30, 2015.

Quarterly Statement of Investments
The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov or the Fund's website at www.LeeHawaii.com. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
22

Disclosure Regarding Approval of the Investment Management Agreement
Lee Financial Tactical Fund (Unaudited)

At a meeting held on July 29, 2015, the Board of Directors (the "Board") of Lee Financial Mutual Fund, Inc. (the "Fund") considered and approved the continuance of the Investment Management Agreement between the Fund and Lee Financial Group Hawaii, Inc. (the "LFG") with respect to the Lee Financial Tactical Fund (the "Portfolio"), a series of Lee Financial Mutual Fund, Inc., for an additional one-year period ending September 30, 2016.

Prior to the meeting, the Board had received detailed information from LFG. This information together with other information provided by LFG and the information provided to the Board throughout the course of year formed the primary (but not exclusive) basis for the Board's determinations as summarized below. The information, material factors and conclusions that formed the basis for the Board's subsequent approval of the Investment Management Agreement are described below.

1. Information Received
Materials reviewed. During the course of the year, the Board received a wide variety of materials relating to the services provided by LFG, including reports on the Portfolio's investment results; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by LFG to the Fund and Portfolio. In addition, the Board reviewed and considered supplementary information and presentations by LFG that included materials regarding the Portfolio's investment results; management fee; performance; financial and profitability information regarding LFG, descriptions of various functions such as compliance monitoring and portfolio trading, brokerage and soft-dollar commission practices, and information about the experience and qualifications of the personnel providing investment management and administrative services to the Portfolio. Further, an independent third party prepared an analytical report which provided comparative management fee, expense and performance information for the Portfolio and its peer group.

Review Process. The Board received assistance regarding legal and industry standards from independent counsel to the independent Directors of the Board. The Board discussed the renewal of the agreement with LFG representatives. In deciding to recommend the renewal of the agreement, the Board did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services
In the Board's review of LFG, its personnel and its resources, it considered the depth and quality of LFG's investment management process; the experience, capability and integrity of its senior management, portfolio manager and other personnel; the turnover rates of its personnel; and the overall financial strength and stability of its organization. Based on this review, the Board determined that LFG has the capabilities, resources and personnel necessary to manage the Fund and Portfolio and the Board is satisfied with the quality of services provided by LFG in advising the Portfolio.

Other Services. The Board considered, in connection with the performance of LFG's investment management services to the Fund and the Portfolio, the following: LFG's policies, procedures and systems for compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board informed; and its attention to matters that may involve conflicts of interest with the Fund. As a point of comparison, the Board also considered the nature, extent, quality and cost of certain non-investment related administrative services provided by LFG to the Fund and Portfolio under the Administrative Agreement.

3. Investment Performance
The Board considered the Portfolio's unique pursuit of its investment objective and the investment results of the Portfolio in light of its objective. The Board reviewed the performance of the Portfolio for the one-year and three-year periods ended June 30, 2015 and since inception, on an absolute basis and in comparison to its benchmark index and other comparable mutual funds. The Board also reviewed the rankings for the Portfolio by an independent rating and ranking organization. The Board took into consideration LFG's explanation that the Portfolio's underperformance was attributed to investments in sectors that detracted from returns. LFG also reported that for the three year period ended June 30, 2015, an independent rating and ranking organization had rated the Portfolio as having an average risk and an above average return as compared to other tactical allocation funds. The Board concluded that the performance of the Portfolio is generally competitive (in some cases performance for certain periods was higher than the comparative performance information, and in other cases it was lower) as compared to its benchmark indexes and other comparable mutual funds in its peer group.
23

4. Management Fees and Total Operating Expenses
The Board reviewed and considered the management fee payable by the Portfolio to LFG in light of the nature, extent and quality of the investment management and administrative services provided by LFG. The Board also considered LFG's agreement to waive 0.35% of its management fee at least until January 31, 2016. Additionally, the Board received and considered information comparing the Portfolio's management fee and overall expenses with those of other comparable funds. The comparative information included investment style, share class characteristics, asset size, expenses broken down by category, and showed that the Portfolio's net management fee and operating expenses are competitive with the fees and expenses of such other funds. The Board also considered the advisory fee information for other LFG clients that are similarly managed to the Portfolio. Based on this information the Board concluded that: the management fees (including LFG's waiver of 0.35% of that fee until January 31, 2016) and total operating expenses for the Portfolio are reasonable in light of the nature, extent and quality of the investment management and administrative services provided by LFG. The Board also concluded that the management fees charged by LFG are based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of exchange traded funds in which the Portfolio invests.

5. Adviser Costs, Level of Profits, Economies of Scale and Ancillary Benefits
The Board reviewed information regarding LFG's costs of providing services to the Fund and the Portfolio, as well as the resulting level of profits to LFG. The Board further concluded that the profit to LFG for investment management services seems reasonable based on the services provided. The Board noted that since the management fee does not contain breakpoints, there would be no economies of scale from reduction of the management fee as the Portfolio's assets grow. In assessing the benefits to LFG from its relationships with the Portfolio, the Board considered the soft dollar arrangements for the Portfolio. The Board also took into account potential benefits to LFG as the Fund's administrator and the engagement of affiliates for distribution, shareholder servicing and transfer agency services and concluded that the management fee for the Portfolio was reasonable in relation to the benefits derived by LFG and its affiliates from these relationships.

6. Conclusions
No single factor was determinative of the Board's decision to re-approve the Fund Portfolio Investment Management Agreement, but rather the Board based their determination on the total mix of information available to them. Based on their review, including their consideration of each of the factors referred to above, the Board, including all of the Fund's Independent Directors of the Board present, concluded that the Portfolio's Investment Management Agreement, and the compensation is determined to be fair and reasonable in light of such services provided and expenses incurred under the Agreement.

24

INVESTMENT MANAGER
Lee Financial Group Hawaii, Inc.
3113 Olu Street
Honolulu, Hawaii 96816

DISTRIBUTOR
Lee Financial Securities, Inc.
3113 Olu Street
Honolulu, Hawaii 96816

FUND ACCOUNTANT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN
MUFG Union Bank, N.A.
350 California Street, 6th Floor
San Francisco, California 94104

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
Suite #2000
Philadelphia, Pennsylvania 19103-6996

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite #2400
Philadelphia, Pennsylvania 19103-2108

TRANSFER AGENT
Lee Financial Recordkeeping, Inc.
3113 Olu Street
Honolulu, Hawaii 96816

25

Hawaii Municipal Fund

November 11, 2015

Dear fellow shareholder,

As we begin our 28th year of operations, we are pleased to provide you with our Fund's 2015 Annual Report.

It has been and continues to be challenging times for investors. In the past year we have experienced increased volatility in global equity markets. The U.S. economy continues to show signs of slow growth.

During the fiscal year ended September 30, 2015 there were increased geopolitical tensions around the globe along with declines in overseas markets and oil prices. Corporate actions and commentary from the Federal Reserve Open Market Committee ("FOMC") dominated the U.S. stock market. China flexed its military muscle in the international waters of the South China Sea by transforming reefs into artificial islands and building airfields and other facilities under the guise of protecting the reefs and providing maritime services to China's commercial activities. Russia has been building nationalistic military pride by joining forces with Syria and fighting against rebels and ISIS. One of the most unforeseen events was the plunge in oil prices from $90/barrel to $45/barrel which was caused by oversupply from fracking and OPEC. This dramatic price drop hurt many oil companies who had budgeted $100/barrel oil and exposed the massive amount of debt that was driving the industry. Chinese stocks started the year off strong then worries about high valuations and rampant speculation pushed the Shanghai stock index down. The Chinese Central Bank used every tool at its disposal to prevent a major correction which seems to have worked.

With low borrowing rates, a majority of companies in the S&P 500 Index continued to announce corporate buybacks, where a company decreases the amount of outstanding shares to boost its stock price. But in our opinion, this practice takes the focus away from corporate earnings while creating risk as companies may not be able to service their increasing debt.

U.S. employment figures were showing growth with non-farm payrolls growing each month and the unemployment rate dropping to 5.10% at September 30, 2015. Despite the many headwinds faced by the U.S. economic recovery, the S&P 500 Index began the period at 1972.29 and closed at 1920.03 on September 30, 2015.

Interest rates are one of the most important of many factors which can affect bond prices. The FOMC has been hinting its intention to raise interest rates in the near future. FOMC commentary has been at times contradictory, but at this point we believe a likely near term scenario will be a 0.25% to 0.50% increase in interest rates followed by no further change in interest rates for a long while.

In our opinion, these scenarios contributed to volatility in the U.S. markets and awakened investor's risk concerns. We continue to believe that municipal bonds are still attractive investments for long term investors. As the investment manager, we have placed an emphasis on investing in municipal bonds that are of high quality, intermediate term in maturity and bonds that trade at a premium at purchase. We believe these strategies will help manage some portfolio risk in a market environment of increasing interest rates.

The Hawaii Municipal Fund Investor Class had a net asset value ("NAV") of $11.21 on October 1, 2014 and a NAV of $11.21 on September 30, 2015. The principal investment strategy of the Hawaii Municipal Fund is to purchase primarily investment grade Hawaii municipal bonds with an expected dollar-weighted average portfolio maturity of 10 years or more. The past year's performance of the Fund, which is presented in this Annual Report, was primarily a result of the implementation of this strategy.

On the following pages are line graphs comparing the Fund's performance to the Barclays Capital Municipal Bond Index for the 10 years ended September 30, 2015. The graph assumes a hypothetical $10,000 investment in the Fund. The object of the graph is to permit a comparison of the Fund with a benchmark and to provide perspective on market conditions and investment strategies and techniques that materially affected the performance of the Fund. For the fiscal year ended September 30, 2015, the Hawaii Municipal Fund's shorter effective maturity relative to the Barclays Capital Municipal Bond Index caused the portfolio to lag the Index. For the 5 and 10 year periods ended September 30, 2015, the Hawaii Municipal Fund's portfolio had a shorter effective maturity than the Barclays Capital Municipal Bond Index, therefore, the Hawaii Municipal Fund lagged the Index due to the generally declining interest rate environments.

CATEGORY ALLOCATION (% of Net Assets)
September 30, 2015

As shareholders of the Hawaii Municipal Fund, you are earning tax-free income* and supporting local projects designed to enrich our community. The money raised through municipal bonds is commonly used to build schools, hospitals, roads, airports, harbors, and water and electrical systems that serve to create jobs and improve the quality of life here in our islands.

We are pleased to report that as a Hawaii resident, 100% of the income dividends earned in 2015 were both state and federal tax-free*. There was no capital gain distribution to shareholders for the 2014 calendar year. There will not be a capital gain distribution for the Hawaii Municipal Fund for the 2015 calendar year.

If you have any questions about this Annual Report or would like us to provide information about the Fund to your family or friends, please call us at (808) 988-8088.

Thank you for your business as well as the many referrals. On behalf of the staff and management of Lee Financial Group Hawaii, Inc., I would like to extend to you and your family best wishes for a safe and happy holiday season.

Warmest Aloha,

Terrence K.H. Lee
President and CEO

*	Some income may be subject to the federal alternative minimum tax for certain investors. Income may also be subject to capital gains taxes.

Before investing, read the prospectus carefully. Please carefully consider the Fund's investment objective, risks, and charges and expenses before investing. The prospectus contains this and other information about the Fund. This Annual Report must be accompanied or preceded by a prospectus.

The Fund's yield, share price and investment return fluctuate so that you may receive more or less than your original investment upon redemption. Past performance is no guarantee of future results. The Fund is a series of Lee Financial Mutual Fund, Inc.

Mutual fund investing includes risks. Principal loss is possible. The Fund's investments in municipal bonds subjects the Fund to interest rate, credit, call and geographic concentration risk. This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund's prospectus.

Lee Financial Securities, Inc./Distributor
November 27, 2015

This Annual Report may contain certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the predictions and expectations of Lee Financial Group Hawaii, Inc., the Fund's investment manager (the "Investment Manager"), concerning certain future events, such as performance of the economy, changes in interest rates and other factors that may impact the performance of the Fund. The Investment Manager believes that these forward looking statements are reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

HAWAII MUNICIPAL FUND INVESTOR CLASS

The Barclays Capital Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. This index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

The graph above compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital Municipal Bond Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investment strategies and techniques pursued by the investment manager that materially affected the performance of the Fund. The Barclays Capital Municipal Bond Index reflects reinvestment of dividends but not the expenses of the Fund. It is not possible to invest directly in an index. The return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results. Current performance may be higher or lower than the total return shown. Please call the Fund at (808) 988-8088 or (800) 354-9654 to obtain the most recent month-end returns. The total returns are before taxes on distributions or redemptions of Fund shares. The Fund's annual operating expense ratio, as stated in the current prospectus dated February 1, 2015, is 1.03%. This rate can fluctuate and may differ from the expense ratio for the most recently completed fiscal year disclosed in the "Financial Highlights" portion of this Annual Report.

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur the following costs:

•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses
The first line (Actual) for the share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, the $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading "Expenses Paid During Period."
If expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for the share class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Expenses Paid During Period* 04/01/15 - 09/30/15
Hawaii Municipal Fund Investor Class
Actual	$1,000.00	$1,005.90	$5.35
Hypothetical	$1,000.00	$1,019.73	$5.39

*
Expenses are equal to the annualized expense ratio (1.06%), which is net of fee reductions, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

TAIT, WELLER & BAKER LLP
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Lee Financial Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Hawaii Municipal Fund, a series of Lee Financial Mutual Fund, Inc., including the schedule of investments, as of September 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hawaii Municipal Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 23, 2015

HAWAII MUNICIPAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

Par Value			Value (Note 1 (A))

HAWAII MUNICIPAL BONDS – 98.11%
	Hawaii County
	General Obligation Bonds – 3.22%
$1,755,000	5.000%,	07/15/21	$1,945,277
1,210,000	5.000%,	03/01/25	1,385,983
1,265,000	5.000%,	03/01/26	1,446,072
500,000	5.000%,	03/01/30	565,200
			5,342,532

	Hawaii State
	General Obligation Bonds – 4.68%
4,000,000	5.000%,	06/01/25	4,551,240
270,000	5.000%,	05/01/27	299,325
1,580,000	5.000%,	05/01/27	1,740,512
1,000,000	5.000%,	08/01/29	1,186,350
			7,777,427

	Airport Systems Revenue Bonds – 9.90%
1,000,000	5.000%,	07/01/24	1,134,560
665,000	5.250%,	07/01/26	778,648
11,280,000	5.250%,	07/01/27	13,134,658
1,200,000	5.250%,	07/01/28	1,394,328
			16,442,194

	Certificates of Participation – State Office Buildings – 3.36%
4,200,000	5.000%,	05/01/17	4,490,094
500,000	4.000%,	05/01/19	543,315
500,000	4.000%,	05/01/20	546,225
			5,579,634

	Department of Budget & Finance Special Purpose Revenue Bonds
	Hawaiian Electric Company, Inc. – 10.64%
4,400,000	4.800%,	01/01/25	4,412,540
5,000,000	4.650%,	03/01/37	5,065,700
7,200,000	6.500%,	07/01/39	8,185,680
			17,663,920

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

SCHEDULE OF INVESTMENTS – (Continued)

September 30, 2015

Par Value			Value (Note 1 (A))

	Chaminade University – 3.04%
$2,750,000	5.000%,	01/01/26	$2,767,105
1,270,000	4.700%,	01/01/31	1,272,654
1,000,000	4.750%,	01/01/36	1,002,040
			5,041,799
	Hawaii Pacific Health – 4.67%
775,000	4.625%,	07/01/21	878,912
6,000,000	5.500%,	07/01/40	6,657,720
200,000	5.750%,	07/01/40	224,494
			7,761,126

	Hawaii Mid-Pacific Institute – 2.25%
2,085,000	5.000%,	01/01/26	2,097,969
1,635,000	4.625%,	01/01/36	1,635,163
			3,733,132

	Kahala Nui – 6.97%
300,000	3.350%,	11/15/19	302,475
300,000	3.600%,	11/15/20	302,307
250,000	3.800%,	11/15/21	251,863
500,000	5.000%,	11/15/21	548,415
1,065,000	4.625%,	11/15/27	1,076,747
1,200,000	5.000%,	11/15/27	1,324,320
3,200,000	5.125%,	11/15/32	3,443,328
4,055,000	5.250%,	11/15/37	4,329,645
			11,579,100

	Queen's Health Systems – 1.45%
1,000,000	5.000%,	07/01/23	1,191,940
1,000,000	5.000%,	07/01/25	1,210,070
			2,402,010

	Department of Hawaiian Home Lands – 2.74%
1,000,000	5.875%,	04/01/34	1,139,750
3,000,000	6.000%,	04/01/39	3,410,040
			4,549,790

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

SCHEDULE OF INVESTMENTS – (Continued)

September 30, 2015

Par Value			Value (Note 1 (A))

	Hawaiian Home Lands – COP Kapolei – 3.92%
210,000	3.750%,	11/01/16	$216,302
950,000	4.125%,	11/01/23	980,125
5,100,000	5.000%,	11/01/31	5,311,956
			6,508,383

	Department of Transportation Airports COP – 5.07%
1,000,000	5.000%,	08/01/23	1,171,940
1,420,000	5.250%,	08/01/24	1,686,960
725,000	5.250%,	08/01/25	853,992
2,570,000	5.250%,	08/01/26	2,999,653
1,000,000	5.000%,	08/01/27	1,137,730
500,000	5.000%,	08/01/28	563,665
			8,413,940

	Harbor Capital Improvements Revenue Bonds – 2.23%
1,665,000	5.375%,	01/01/17	1,671,194
2,005,000	5.250%,	01/01/21	2,026,914
			3,698,108

	Hawaii Health Systems – 0.51%
843,000	4.700%,	02/15/19	849,095

	Highway Revenue – 1.15%
1,640,000	5.000%,	01/01/26	1,911,486

	HFDC Rental Housing System Revenue Bonds – 3.80%
810,000	4.750%,	07/01/22	837,686
600,000	4.750%,	07/01/23	623,268
895,000	5.000%,	07/01/24	935,543
100,000	5.000%,	07/01/25	104,495
990,000	6.000%,	07/01/26	1,060,547
1,055,000	6.000%,	07/01/27	1,123,944
785,000	6.000%,	07/01/28	833,223
750,000	6.000%,	07/01/29	794,213
			6,312,919

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

SCHEDULE OF INVESTMENTS – (Continued)

September 30, 2015

Par Value			Value (Note 1 (A))

	HFDC Multi-Family-Kuhio Park– 3.52%
2,430,000	4.750%,	10/01/27	$2,606,199
3,000,000	4.950%,	04/01/29	3,241,170
			5,847,369

	Multi-Family-Iwilei Apartments– 2.54%
$165,000	3.300%,	01/01/26	167,288
4,000,000	3.750%,	01/01/31	4,058,440
			4,225,728

	Multi-Family-Kooloaula Apartments– 2.25%
220,000	3.125%,	09/01/22	220,198
3,435,000	4.000%,	09/01/33	3,519,810
			3,740,008

	University of Hawaii - Revenue Bonds – 6.02%
100,000	4.000%,	07/15/16	102,928
1,000,000	5.000%,	10/01/18	1,115,930
1,000,000	5.000%,	10/01/19	1,144,630
1,500,000	5.000%,	10/01/23	1,570,320
3,355,000	4.500%,	07/15/26	3,465,715
2,500,000	5.000%,	07/15/29	2,592,200
			9,991,723

	Honolulu City & County
	General Obligation Bonds – 0.84%
700,000	5.000%,	08/01/26	822,430
500,000	5.000%,	11/01/33	574,965
			1,397,395

	Multi-Family – Waipahu – 1.11%
1,835,000	6.900%,	06/20/35	1,840,982

	Water System Revenue Bonds
	Board of Water Supply – 6.25%
3,550,000	4.500%,	07/01/23	3,661,292
1,470,000	5.000%,	07/01/26	1,521,509
2,000,000	5.000%,	07/01/29	2,362,700
2,500,000	5.000%,	07/01/32	2,827,325
			10,372,826

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

SCHEDULE OF INVESTMENTS – (Continued)

September 30, 2015

Par Value			Value (Note 1 (A))

	Wastewater System Revenue Bonds – 1.29%		$2,136,190
$1,750,000	5.000%,	07/01/26

	Kauai County
	General Obligation Bonds – 1.37%
400,000	3.125%,	08/01/23	427,240
770,000	5.000%,	08/01/24	904,203
880,000	3.625%,	08/01/25	942,190
			2,273,633

	Kukuiula Development – 2.07%
1,090,000	5.625%,	05/15/33	1,121,098
2,250,000	5.750%,	05/15/42	2,313,270
			3,434,368

	Maui County
	General Obligation Bonds – 1.25%
1,000,000	5.000%,	07/01/23	1,035,040
1,000,000	5.000%,	07/01/24	1,035,040
			2,070,080

	Total Hawaii Municipal Bonds (Cost $155,191,858)		$162,896,897

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

SCHEDULE OF INVESTMENTS – (Continued)

September 30, 2015

Par Value				Value (Note 1 (A))

VIRGIN ISLANDS MUNICIPAL BONDS- 0.04%

	Virgin Islands
	Public Finance Authority, Series A - 0.04%
$55,000	7.300%,	10/01/18		$60,447

	Total Virgin Islands Municipal Bonds (Cost $54,794)			$60,447

	Total Investments (Cost $155,246,652) (a)		98.15%	162,957,344
	Other Assets Less Liabilities		1.85%	3,078,441
	Net Assets		100.00%	$166,035,785

	(a) Aggregate cost for federal income tax purposes is $155,153,926.

	At September 30, 2015, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Gross unrealized appreciation			$7,876,628
	Gross unrealized (depreciation)			(73,210)
	Net unrealized appreciation			$7,803,418

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

Municipal Fund
ASSETS
Investments at market value
(Identified cost $155,246,652) (Note 1 (A))	$162,957,344
Cash	1,218,556
Interest receivable	2,136,692
Subscriptions receivable	28,000
Other assets	7,999
Total assets	166,348,591

LIABILITIES
Distributions payable	121,621
Redemptions payable	12,017
Management fee payable	67,945
Administration fee payable	2,718
Distribution plan payable	20,384
Shareholder servicing fee payable	13,589
Transfer agent fee payable	8,153
Director's fee payable	3,816
Director's expense payable	3,899
Chief Compliance Officer fee payable	5,006
Accrued expenses	53,658
Total liabilities	312,806

NET ASSETS	$166,035,785
(Applicable to 14,809,351 shares outstanding, $.01 par value, 40,000,000 shares authorized)

NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE, INVESTOR CLASS SHARES	$11.21

NET ASSETS
At September 30, 2015, net assets consisted of:
Paid-in capital	$159,388,463
Undistributed net investment income	92,726
Accumulated net realized (loss) on investments	(1,156,096)
Net unrealized appreciation	7,710,692
$166,035,785

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2015

Municipal Fund
INVESTMENT INCOME
Interest income	$6,452,025

Expenses
Management fee(Note 2)	839,899
Distribution costs (Notes 2 and 3)	251,971
Transfer agent fee (Note 2)	100,786
Shareholder services fee (Note 2)	167,979
Administration fee (Note 2)	33,593
Accounting fee	75,555
Legal and audit fees	94,146
Printing	10,356
Mailing expense	5,333
Custodian fee	22,956
Insurance	10,427
Registration fee	11,669
Director's fee	18,515
Director's expense	8,418
Chief Compliance Officer fee(Note 2)	62,333
Shareholder Communications	13,605
Transfer Agent out of pocket expenses	36,572
Total expenses	1,764,113
Net expenses	1,764,113
Net investment income	4,687,912

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	76,322
Change in unrealized appreciation (depreciation) of investments	(80,307)
Net (loss) on investments	(3,985)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,683,927

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For The Year Ended September 30, 2015	For The Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment income	$4,687,912	$4,902,564
Net realized gain on investments	76,322	187,335
(Decrease) increase in unrealized appreciation (depreciation) of investments	(80,307)	6,998,742
Net increase in net assets resulting from operations	4,683,927	12,088,641

Distributions to shareholders from:
Net investment income
Investor Class ($0.31 and $0.32 per share, respectively)	(4,667,320)	(4,783,046)
Total distributions to shareholders	(4,667,320)	(4,783,046)

Capital share transactions (a)
(Decrease) in net assets resulting from capital share transactions	(296,105)	(2,199,807)
Total (decrease) increase in net assets	(279,498)	5,105,788

NET ASSETS
Beginning of year	166,315,283	161,209,495
End of year (including undistributed net investment income of $92,726 and $75,268, respectively)	$166,035,785	$166,315,283

(a)	Summary of capital share activity follows:

	Investor Class		Investor Class
	For The Year Ended September 30, 2015		For The Year Ended September 30, 2014
	Shares	Value	Shares	Value
Shares sold	1,112,044	$12,509,607	778,284	$8,547,048
Shares issued on reinvestment of distributions	280,205	3,151,416	297,044	3,261,632
	1,392,249	15,661,023	1,075,328	11,808,680
Shares redeemed	(1,418,744)	(15,957,128)	(1,283,609)	(14,008,487)
Net (decrease)	(26,495)	$(296,105)	(208,281)	$(2,199,807)

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	INVESTOR CLASS

	Years Ended September 30,
	2015	2014		2013		2012		2011
Net asset value
Beginning of year	$11.21	$10.72		$11.31		$10.83		$10.97

Income from investment operations
Net investment income	0.31	0.32		0.34		0.34		0.39
Net gain (loss) on securities (both realized and unrealized)	—	0.49		(0.59)		0.48		(0.14)
Total from investment operations	0.31	0.81		(0.25)		0.82		0.25

Less distributions
Dividends from net investment income	(0.31)	(0.32)		(0.34)		(0.34)		(0.39)
Distributions from capital gains	—	—		—		—		—
Total distributions	(0.31)	(0.32)		(0.34)		(0.34)		(0.39)
End of year	$11.21	$11.21		$10.72		$11.31		$10.83

Total return	2.81%	7.69%		-2.28%		7.65%		2.45%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$166,036	$166,315		$161,209		$172,661		$158,266
Ratio of expenses to average net assets	1.05%	1.03	%(a)	1.01	%(a)	1.04	%(a)	1.03	%(a)
Ratio of net investment income to average net assets	2.79%	3.02%		3.07%		3.06%		3.74%

Portfolio turnover	5.87%	13.46%		9.43%		22.52%		13.68%

(a)	Ratios of expenses to average net assets after the reduction of custodian fees and other expenses under a custodian arrangement were 1.03%, 1.01%, 1.03%, and 1.02%, for the years ended September 30, 2014, 2013, 2012, and 2011, respectively. See Note 5.

See accompanying notes to financial statements.

HAWAII MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

(1)	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Hawaii Municipal Fund ("Fund") is a series of Lee Financial Mutual Fund, Inc. which is registered under the Investment Company Act of 1940, as a non-diversified open-end management investment company. Lee Financial Mutual Fund, Inc. currently has two investment portfolios, including the Fund which is currently authorized to offer one Class of Shares: Investor Shares.

The investment objective of the Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade municipal securities issued by or on behalf of the State of Hawaii, or any of its political subdivisions, which pay interest that is exempt from regular federal and Hawaii income taxes.

The Fund is subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

Since the Fund invests primarily in obligations of issuers located in Hawaii, the Fund is subject to additional concentration of risk. Due to the level of investment in Hawaii municipal obligations, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Hawaiian issuers to meet their financial obligation. Therefore, an investment in the Fund may be riskier than investment in other types of municipal bond funds.

(A)	SECURITY VALUATION

Portfolio securities, that are fixed income securities, are valued by an independent pricing  service using methodologies that it believes are appropriate including actual market transactions, mean between bid and ask prices, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques designed to identify market values for such securities, in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. Securities for which market quotations are not readily available or for which available prices are suspect will be valued at "fair value" using methods determined in good faith by or at the direction of the Board of Directors. For these purposes, "fair value" means the price that the Investment Manager reasonably expects the Fund could receive from an arm's-length buyer upon the current sale of the securities within seven (7) days, after considering all appropriate factors and indications of value available to them. Such value will be cost if the Investment Manager determines such valuation is appropriate after considering a multitude of factors in accordance with established procedures.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. generally accepted accounting principles ("GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

HAWAII MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in/out changing an investment's assigned level within the hierarchy.

The following is a description of the valuation techniques applied to the Fund's major categories of financial instruments measured at fair value on a recurring basis:

Municipal bonds are categorized in Level 2 of the fair value hierarchy.

The following is a summary of the inputs used in valuing the Fund's investments, as of September 30, 2015. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Municipal Bonds	$-0-	$162,957,344	$-0-	$162,957,344

There were no transfers in to and out of Levels 1 and 2 during the current period presented. There were no purchases, sales issuances, and settlements on a gross basis relating to Level 3 measurements during the current period presented.

HAWAII MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

(B)	FEDERAL INCOME TAXES

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its taxable income, if any, to its shareholders. Therefore, no federal income tax provision is required.

The Fund has reviewed all open tax years for all major jurisdictions, which is the Federal jurisdiction, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2015, open Federal tax years include the tax years ended September 30, 2012 – September 30, 2015. The Fund has no examination in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to regulated investment companies such as the Fund, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss forwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. At September 30, 2015, the Hawaii Municipal Fund had a capital loss carryforward of $1,156,096 of which $547,947 expires in 2017, $120,704 expires in 2018, and $290,254 short-term capital loss and $197,191 long-term capital loss which do not expire.

The Fund did not incur any net capital losses after October 31, 2014. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

(C)	SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Bond discounts and premiums are amortized using the interest method. Distributions to shareholders are declared daily and reinvested or paid in cash monthly.

(D)	USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

HAWAII MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

(E)	SHARE VALUATION

The net asset value per share for the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding.

(2)	INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Lee Financial Group Hawaii, Inc. ("LFG") provides the Fund with management and administrative services pursuant to a management agreement and administrative services agreement, respectively. In accordance with the terms of the management agreement and of the administrative services agreement, LFG receives compensation at the annual rate of 0.50% and up to 0.05% of the Fund's average daily net assets, respectively. For the period ended September 30, 2015, the Fund was allocated, and paid LFG, $62,333 of the Chief Compliance Officer fee.

The Fund's distributor, Lee Financial Securities, Inc. ("LFS"), a wholly-owned subsidiary of LFG, received $244,235 for costs incurred in connection with the sale of the Fund's shares (See Note 3).

Lee Financial Recordkeeping, Inc. ("LFR"), a wholly-owned subsidiary of LFG, serves as the transfer agent for the Fund. In accordance with the terms of the transfer agent agreement, LFR receives compensation at the annual rate of 0.06% of the Fund's average daily net assets. LFR has delegated certain of its duties and responsibilities to Ultimus Fund Solutions, LLC as sub-transfer agent. LFR also provides the Fund with certain clerical, bookkeeping and shareholder services pursuant to a service agreement approved by the Fund's directors. As compensation for these services LFR receives a fee, computed daily and payable monthly, at an annualized rate of 0.10% of the Fund's average daily net assets.

Certain officers and directors of the Fund are also officers of LFG, LFS and LFR.

(3)	DISTRIBUTION COSTS

The Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, adopted a distribution plan pursuant to Rule 12b-1 of the Act. Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

The Plan provides that the Hawaii Municipal Fund Investor Class may incur certain costs, which may not exceed 0.25% per annum of the Fund's average daily net assets, for payment to the distributor for items such as advertising expenses, selling expenses, commissions or travel, reasonably intended to result in sales of shares of the Fund.

(4)	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities aggregated $11,694,621 and $9,593,846, respectively, for the Fund during the period October 1, 2014 through September 30, 2015.

(5)	CUSTODY CREDITS

Under an agreement with the Fund's custodian bank, a portion of the custodian fees were paid by credits for cash balances. Any remaining credits were used to offset expenses of other vendors and service providers. If not for the offset agreement, the assets could have been employed to produce income. Effective August 1, 2014, this arrangement has ceased.

HAWAII MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2015

(6)	TAX COMPONENTS OF CAPITAL AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and 2014 were as follows:

	Exempt- Interest Dividends	Ordinary Income	Long-Term Capital Gains	Total Distributions
Hawaii Municipal Fund
2015	$4,667,320	$—	$—	$4,667,320
2014	$4,783,046	$—	$—	$4,783,046

The tax character of distributable earnings at September 30, 2015 were as follows:

	Undistributed Ordinary Exempt- Interest Income	Undistributed Capital Gains	Capital Loss Carryforwards	Post October Losses	Unrealized Gain/ (Loss)*	Total Distributable Earnings

Hawaii Municipal Fund	$—	$—	$(1,156,096)	$—	$7,803,418	$6,647,322

*	The difference between book basis and tax basis unrealized appreciation is attributable to market discount on debt securities.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary difference relates to the different treatment on amortization of discount for financial reporting purposes versus tax reporting purposes. For the year-ended September 30, 2015, the Hawaii Municipal Fund's undistributed investment income was decreased by $3,134, and accumulated net realized loss on investments was decreased by $3,134.

(7)	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Fund's management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

(8)	SUBSEQUENT EVENTS DISCLOSURE

In preparing the Fund's financial statements as of September 30, 2015, the Fund's management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

LEE FINANCIAL MUTUAL FUND, INC.
BOARD OF DIRECTORS AND OFFICERS (Unaudited)

Overall responsibility for management of Lee Financial Mutual Fund, Inc., (the "Company") rests with the Board of Directors. Each Director serves during the lifetime of the Company and until its termination, or until the Director's death, resignation, retirement or removal. The Directors, in turn, elect the officers of the Company to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Director and officer of the Company. Unless otherwise indicated below, the address of each Director and Officer is c/o Lee Financial Group Hawaii, Inc., 3113 Olu Street, Honolulu, HI 96816.

Name, Age and Address	Position & Office With the Company	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Company Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Clayton W.H. Chow (63)	Director	Unlimited Term 27 years	Retired; March 2012-August 2014, Sales Manager, Estes Express; April 2010 –January 2012, Sales Consultant, Henry Schein Dental; prior to April 2010, Office Technology Specialist, Xerox Corporation, and Account Executive, Roadway Express	2	None
Lynden M. Keala (61)	Director	Unlimited Term 26 years	February 2014–Present, Account Executive, American Solutions for Business; September 2005-January 2014, Account Executive, Workflow One (formerly The Relizon Company)	2	None
Stuart S. Marlowe (75)	Director	Unlimited Term 27 years	Owner, Surfside Sales and Marketing (Sales and marketing of music for the State of Hawaii)	2	None
Karen T. Nakamura (71)	Director	Unlimited Term 18 years	January 2015-Present, Karen T. Nakamura Associates, Partner; December 2000-Present, Vice President, Wallpaper Hawaii, Ltd.; December 1998-December 2014, CEO, Building Industry Association of Hawaii	2	None
Kim F. Scoggins (68)	Director	Unlimited Term 18 years	Vice President & Division Manager, Colliers International HI, LLC	2	None
INTERESTED DIRECTORS
Terrence K.H. Lee (58)	Director, Chairman, President and CEO	Unlimited Term 27 years	Director, President and CEO, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.	2	None
OFFICERS
Nora B. Foley (55)	Treasurer (Since October 2004), Chief Compliance Officer (Since October 2004), Assistant Secretary (Since July 2002)	Vice President, CCO, CFO, and Treasurer Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
Charlotte A. Meyer (62)	Assistant Treasurer (Since October 2004)	Director, Assistant Treasurer and Vice President, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
Lugene Endo Lee (59)	Secretary (Since July 1991)	Director, Secretary and Vice President, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.

Terrence K.H. Lee and Lugene Endo Lee are husband and wife.

Terrence K.H. Lee is an interested person of the Company by virtue of his relationship as a director, officer and shareholder of the Fund's investment manager, as a director and officer of the Fund's principal underwriter and transfer agent and because he has had a material and professional relationship with the Company for the last two completed calendar years.

*	Each Company director oversees two portfolios of the Company that are currently offered for sale.

Additional information about members of the Board of Directors and executive officers is available in the Fund's Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call (808) 988-8088.

HAWAII MUNICIPAL FUND INVESTOR CLASS (Unaudited)

Shareholder Information
Household Delivery of Shareholder Documents: Only one Prospectus, Annual and Semi-Annual Report will be sent to shareholders with the same last name and address on their Fund account, unless you request multiple copies. If you would like to receive separate copies, please call us at (808) 988-8088. We will begin sending you additional copies within 30 days. If your shares are held through a service provider, please contact them directly.

Business Continuity Plan Summary Disclosure Statement: Lee Financial Mutual Fund, Inc., Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc. and Lee Financial Recordkeeping, Inc. have developed Business Continuity Plans on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. Contacting Us - If after a significant business disruption you cannot contact us as you usually do at (808) 988-8088, you should go to our website at www.LeeHawaii.com. Please visit our website at www.LeeHawaii.com for the Business Continuity Plan Disclosure Statement.

Proxy Voting Policies and Procedures
The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may request copies of the Policies free of charge by calling (808) 988-8088 or by sending a written request to Lee Financial Group Hawaii, Inc., 3113 Olu Street, Honolulu, HI 96816. Copies of the Fund's proxy voting records are posted on the Securities and Exchange Commission's website at www.sec.gov and the Fund's website at www.LeeHawaii.com and reflect the 12-month period beginning July 1, 2014 and ending June 30, 2015.

Quarterly Statement of Investments
The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov or the Fund's website at www.LeeHawaii.com. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure Regarding Approval of the Investment Management Agreement
Hawaii Municipal Fund (Unaudited)

At a meeting held on July 29, 2015, the Board of Directors (the "Board") of Lee Financial Mutual Fund, Inc. (the "Fund") considered and approved the continuance of the Investment Management Agreement between the Fund and Lee Financial Group Hawaii, Inc. (the "LFG") with respect to the Hawaii Municipal Fund (the "Portfolio"), a series of Lee Financial Mutual Fund, Inc., for an additional one-year period ending September 30, 2016.

Prior to the meeting, the Board had received detailed information from LFG. This information together with other information provided by LFG and the information provided to the Board throughout the course of year formed the primary (but not exclusive) basis for the Board's determinations as summarized below. The information, material factors and conclusions that formed the basis for the Board's subsequent approval of the Investment Management Agreement are described below.

1. Information Received
Materials reviewed. During the course of the year, the Board received a wide variety of materials relating to the services provided by LFG, including reports on the Portfolio's investment results; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by LFG to the Fund and Portfolio. In addition, the Board reviewed and considered supplementary information and presentations by LFG that included materials regarding the Portfolio's investment results; management fee; performance; financial and profitability information regarding LFG, descriptions of various functions such as compliance monitoring and portfolio trading, and information about the experience and qualifications of the personnel providing investment management and administrative services to the Portfolio. Further, an independent third party prepared an analytical report which provided comparative management fee, expense and performance information for the Portfolio and its peer group.

Review Process. The Board received assistance regarding legal and industry standards from independent counsel to the independent Directors of the Board. The Board discussed the renewal of the agreement with LFG representatives. In deciding to recommend the renewal of the agreement, the Board did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services
In the Board's review of LFG, its personnel and its resources, it considered the depth and quality of LFG's investment management process; the experience, capability and integrity of its senior management, portfolio manager and other personnel; the turnover rates of its personnel and the changes to the portfolio management over the last year; and the overall financial strength and stability of its organization. Based on this review, the Board determined that LFG has the capabilities, resources and personnel necessary to manage the Fund and Portfolio and the Board is satisfied with the quality of services provided by LFG in advising the Portfolio.

Other Services. The Board considered, in connection with the performance of LFG's investment management services to the Fund and the Portfolio, the following: LFG's policies, procedures and systems for compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board informed; and its attention to matters that may involve conflicts of interest with the Fund. As a point of comparison, the Board also considered the nature, extent, quality and cost of certain non-investment related administrative services provided by LFG to the Fund and Portfolio under the Administrative Agreement.

3. Investment Performance
The Board considered the Portfolio's unique pursuit of its investment objective and the investment results of the Portfolio in light of its objective. The Board reviewed the short-term and long-term performance of the Portfolio on an absolute basis and in comparison to its benchmark index and other comparable Hawaii and other single-state mutual funds. The Board also reviewed the rankings for the Portfolio by an independent rating and ranking organization. The Board took into consideration LFG's explanation that because the Portfolio has a shorter effective maturity than the Barclays Capital Municipal Bond Index, the Portfolio performance tends to lag the Index. LFG also reported that for the three year period ended June 30, 2015, an independent rating and ranking organization had rated the Portfolio as having low risk and an above average return as compared to other single state long municipal bond funds. The Board concluded that the performance of the Portfolio is generally competitive (in some cases performance for certain periods was higher than the comparative performance information, and in other cases it was lower) as compared to its benchmark index and other comparable mutual funds.

4. Management Fees and Total Operating Expenses
The Board reviewed and considered the management fee payable by the Portfolio to LFG in light of the nature, extent and quality of the investment management and administrative services provided by LFG. Additionally, the Board received and considered information comparing the Portfolio's management fee and overall expenses with those of other comparable funds. The comparative information included investment style, share class characteristics, asset size, expenses broken down by category, and showed that the Portfolio's management fee and operating expenses are competitive with the fees and expenses of such other funds as the current Portfolio management fee, however, falls directly between the peer group and category medians. The Board also considered the advisory fee information for other LFG clients that are similarly managed to the Portfolio. Based on this information the Board concluded that: the management fees and total operating expenses for the Portfolio are reasonable in light of the nature, extent and quality of the investment management and administrative services provided by LFG.

5. Adviser Costs, Level of Profits, Economies of Scale and Ancillary Benefits
The Board reviewed information regarding LFG's costs of providing services to the Fund and the Portfolio, as well as the resulting level of profits to LFG. The Board further concluded that the profit to LFG for investment management services seems reasonable based on the services provided. The Board noted that since the management fee does not contain breakpoints, there would be no economies of scale from reduction of the management fee as the Portfolio's assets grow. In assessing the benefits to LFG from its relationships with the Portfolio, the Board noted that there are no soft dollar arrangements. The Board also took into account potential benefits to LFG as the Fund's administrator and the engagement of affiliates for distribution, shareholder servicing and transfer agency services and concluded that the management fee for the Portfolio was reasonable in relation to the benefits derived by LFG and its affiliates from these relationships.

6. Conclusions
No single factor was determinative of the Board's decision to re-approve the Fund Portfolio Investment Management Agreement, but rather the Board based their determination on the total mix of information available to them. Based on their review, including their consideration of each of the factors referred to above, the Board, including all of the Fund's Independent Directors of the Board present, concluded that the Portfolio's Investment Management Agreement, and the compensation is determined to be fair and reasonable in light of such services provided and expenses incurred under the Agreement.

INVESTMENT MANAGER
Lee Financial Group Hawaii, Inc.
3113 Olu Street
Honolulu, Hawaii 96816

DISTRIBUTOR
Lee Financial Securities, Inc.
3113 Olu Street
Honolulu, Hawaii 96816

FUND ACCOUNTANT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN
MUFG Union Bank, N.A.
350 California Street, 6th Floor
San Francisco, California 94104

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
Suite #2000
Philadelphia, Pennsylvania 19103-6996

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite #2400
Philadelphia, Pennsylvania 19103-2108

TRANSFER AGENT
Lee Financial Recordkeeping, Inc.
3113 Olu Street
Honolulu, Hawaii 96816

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive and senior financial executives.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive and senior financial executives.

(f)(2) Copies of the Code of Ethics may be obtained free of charge by accessing the website www.LeeHawaii.com, by calling (808) 988-8088 or by sending a written request to Lee Financial Group Hawaii, Inc., 3113 Olu Street, Honolulu, HI 96816.

Item 3. Audit Committee Financial Expert

(a)(1) The registrant's board of directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) The board of directors concluded that based on the required attributes, no independent member of the Board qualified as a financial expert. Based on the size of the registrant, the Board further concluded that a financial expert was not required.

Item 4. Principal Accountant Fee and Services.

(a) Audit Fees.
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,900 for the fiscal year ended September 30, 2015 and $50,000 for the fiscal year ended September 30, 2014.

(b) Audit-Related Fees.
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were none for the fiscal year ended September 30, 2015 and none for the fiscal year ended September 30, 2014.

(c) Tax Fees.
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,400 for the fiscal year ended September 30, 2015 and $7,200 for the fiscal year ended September 30, 2014. The tax services relate to the preparation of the registrant's excise tax and income tax returns.

(d) All Other Fees.
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $9,500 for the fiscal year ended September 30, 2015 and $9,000 for the fiscal year ended September 30, 2014. These fees are for services related to the internal control audit of the transfer agent.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures
1.      (a)      The Committee shall review and approve proposals for the independent accountants to render permissible non-audit services. The Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)      The pre-approval requirement may be waived with respect to the provision of non-audit services for the registrant if: (i) the aggregate amount of all such non-audit services provided to the registrant constitutes no more than 5% of the total amount of revenues paid by the registrant to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

2.      Review and approve in advance with the independent accountants each non-audit engagement involving the registrant's independent accountants and the registrant's investment adviser and any entity controlling, controlled by or under common control with the adviser ("control affiliates") where: (i) the investment adviser or its control affiliate provides ongoing services to the registrant; and (ii) the engagement relates directly to the operations and financial reporting of the registrant.

(a)      The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the registrant's independent accountants by the registrant's investment adviser and its control affiliates that provide ongoing services to the registrant during the fiscal year in which the services are provided that would have to be pre-approved by the registrant's Committee; (ii) such services were not recognized by the registrant's adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

(e)(2) None of the services provided to the registrant described in paragraphs (b) – (d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant, registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $21,500 for the fiscal year ended September 30, 2015 and $20,800 for the fiscal year ended September 30, 2014. These fees are for the tax services disclosed under Item 4(c) above; services related to the internal control audit of the transfer agent disclosed under Item 4(d) above; the Anti-Money Laundering Program for the distributor and transfer agent; and the registrant's GIPS compliant presentation report.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule I - Investment in securities of unaffiliated issuers is included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders recommend nominees to the board.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers, or person performing similar functions, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR270.30a-2(a)) and Section 302 of the Sarbanes Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lee Financial Mutual Fund, Inc.

By (Signature and Title)*	/s/ Terrence K.H. Lee
Terrence K.H. Lee, President and CEO
(principal executive officer)

Date	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terrence K.H. Lee
Terrence K.H. Lee, President and CEO
(principal executive officer)

By (Signature and Title)*	/s/ Nora B. Foley
Nora B. Foley, Treasurer
(principal financial officer)

Date	November 24, 2015

*	Print the name and title of each signing officer under his or her signature.